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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
               October 25, 2004 Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                 333-113543                   13-3939229
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

            1585 Broadway
          New York, New York                                       10036
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000
                                                           --------------------

                                    No Change
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          (Former name or former address, if changed since last report)

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     Item 8.01. Other Events

          In connection with the offering of CDC Mortgage Capital Trust
2004-HE4, Mortgage Pass-through certificates, Series 2004-HE4, certain
"Computational Materials", dated October 25, 2004, within the meanings of the
May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public
Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

     (d)  Exhibit 99.2. Related Computational Materials (as defined in Item 8.01 above)

     (e)  Exhibit 99.3. Related Computational Materials (as defined in Item 8.01 above)

     (f)  Exhibit 99.4. Related Computational Materials (as defined in Item 8.01 above)

     (g)  Exhibit 99.5. Related Computational Materials (as defined in Item 8.01 above)

     (h)  Exhibit 99.6. Related Computational Materials (as defined in Item 8.01 above)

     (i)  Exhibit 99.7. Related Computational Materials (as defined in Item 8.01 above)

     (j)  Exhibit 99.8. Related Computational Materials (as defined in Item 8.01 above)

     (k)  Exhibit 99.9. Related Computational Materials (as defined in Item 8.01 above)

     (l)  Exhibit 99.10. Related Computational Materials (as defined in Item
          8.01 above)

     (m)  Exhibit 99.11. Related Computational Materials (as defined in Item
          8.01 above)

     (n)  Exhibit 99.12. Related Computational Materials (as defined in Item
          8.01 above)

     (o)  Exhibit 99.13. Related Computational Materials (as defined in Item
          8.01 above)

     (p)  Exhibit 99.14. Related Computational Materials (as defined in Item
          8.01 above)

     (q)  Exhibit 99.15. Related Computational Materials (as defined in Item

          8.01 above)

     (r)  Exhibit 99.16. Related Computational Materials (as defined in Item
          8.01 above)

     (s)  Exhibit 99.17. Related Computational Materials (as defined in Item
          8.01 above)

     (t)  Exhibit 99.18. Related Computational Materials (as defined in Item
          8.01 above)

     (u)  Exhibit 99.19. Related Computational Materials (as defined in Item
          8.01 above)

     (v)  Exhibit 99.20. Related Computational Materials (as defined in Item
          8.01 above)

     (w)  Exhibit 99.21. Related Computational Materials (as defined in Item
          8.01 above)

     (x)  Exhibit 99.22. Related Computational Materials (as defined in Item
          8.01 above)

     (y)  Exhibit 99.23. Related Computational Materials (as defined in Item
          8.01 above)

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY ABS CAPITAL I INC.
                                       ---------------------------------
                                            as Depositor and on behalf of
                                            CDC Mortgage Capital Trust
                                            2004-HE4 Registrant

                                       By: /s/ Gail McDonnell
                                           -------------------------------------
                                           Name:  Gail McDonnell
                                           Title: Vice President

Dated:  October 27, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

99.1          Related Computational Materials (as defined in Item 8.01 above).

99.2          Related Computational Materials (as defined in Item 8.01 above).

99.3          Related Computational Materials (as defined in Item 8.01 above).

99.4          Related Computational Materials (as defined in Item 8.01 above).

99.5          Related Computational Materials (as defined in Item 8.01 above).

99.6          Related Computational Materials (as defined in Item 8.01 above).

99.7          Related Computational Materials (as defined in Item 8.01 above).

99.8          Related Computational Materials (as defined in Item 8.01 above).

99.9          Related Computational Materials (as defined in Item 8.01 above).

99.10         Related Computational Materials (as defined in Item 8.01 above).

99.11         Related Computational Materials (as defined in Item 8.01 above).

99.12         Related Computational Materials (as defined in Item 8.01 above).

99.13         Related Computational Materials (as defined in Item 8.01 above).

99.14         Related Computational Materials (as defined in Item 8.01 above).

99.15         Related Computational Materials (as defined in Item 8.01 above).

99.16         Related Computational Materials (as defined in Item 8.01 above).

99.17         Related Computational Materials (as defined in Item 8.01 above).

99.18         Related Computational Materials (as defined in Item 8.01 above).

99.19         Related Computational Materials (as defined in Item 8.01 above).

99.20         Related Computational Materials (as defined in Item 8.01 above).

99.21         Related Computational Materials (as defined in Item 8.01 above).

99.22         Related Computational Materials (as defined in Item 8.01 above).

99.23         Related Computational Materials (as defined in Item 8.01 above).